U.S. GOLD CORP



Combining robust economics with district-scale exploration, in mining friendly U.S. jurisdictions

September 2019

Nasdaq : USAU

U.S. Gold Corp. (NASDAQ:USAU) is a U.S. focused gold exploration and development company advancing high potential projects in Wyoming and Nevada. The company is advancing the Copper King project towards production in Wyoming and has consolidated an entire district on Nevada's productive Cortez Trend. U.S. Gold Corp. has assembled a team of renowned explorers and prolific company builders and remains well financed with a tight share structure.

COPPER KING
*Potential near-term production, WY**

- Advanced Exploration and Development property
- Mining friendly location in the Silver Crown Mining District of southeast Wyoming
- Preliminary Economic Assessment (**PEA**) prepared by Mine Development Associates shows the following resource:
  - 926,000 Measured and Indicated oz Au and 223mm lbs Cu
  - 174,000 Inferred oz Au, 62.5mm lbs Cu
  - Pre-tax $178.5 million Net Present Value (NPV) at $1,275/oz Au and $2.80/lb Cu
- Copper King remains open in multiple directions for resource expansion

KEYSTONE
An entire district on the Cortez Trend, NV

- District-scale opportunity, 20 sq. miles, with multiple and major gold deposit discovery characteristics
- Located on the prolific Cortez Gold Trend, one of the world's most productive mineral trends
  - 10 miles south of Barrick's Cortez Hills Mine Complex
- Exploration team with extensive Nevada experience
- 3 years of district exploration and permitting efforts have advanced Keystone to specific drill targets
- Target drilling will commence in 2nd half of 2019 with expectations for discovery success

SHARES OUTSTANDING *(as of September 1, 2019)*	CASH *(as of April 30, 2019)*	MARKET CAP. *(as of September 1, 2019)*	NPV *(as of December, 2017 PEA)*
21M	$2.2M	$20M	$178.5M

* The estimates contained in the paragraph above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources" on the next page. Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

KEYSTONE: BUILDING THE NEXT DISTRICT ON THE CORTEZ TREND


Ordovician Margin
Devonian Margin
Silurian Margin
Sr 706 line
east boundary Cortez Trend
west boundary Cortez Trend
basin
shelf
Pipeline
South Pipeline
Windmill
Cortez
Cortez Hills
Pediment
Buckhorn
Horse Canyon
Red Hill
Gold Rush
ET Blue
Toiyabe
Keystone Project Area
Rooster
Tonkin
Gold Bar North Project Area
Gold Stone
Cabin Creek
Gold Ridge
Gold Pick
Gold Bar
N
S
E
W
Keystone and Gold Bar North Projects on the Cortez Trend (Battle Mtn-Eureka Trend)
0 scale in miles 6
0 scale in km 10

- The Cortez Trend is one of the world's most productive trends - producing ~ 1M oz of gold per year
- The trend hosts numerous world class deposits; Barrick's Pipeline (~21M oz gold), Cortez Hills (~15M oz gold) and Goldrush (~10M oz gold)
- Significant discoveries still being made on the Cortez Trend, e.g. Barrick's Fourmile Project.
- The NNW-trending Sr .706 line likely represents a major crustal suture favorable for development of gold-bearing hydrothermal systems and deposits
- Keystone exhibits many similarities to Barrick's deposits to the north - host rock, stratigraphy, intrusive-centered dome.

COPPER KING: COMPELLING ECONOMICS, LOW CAPEX, POTENTIAL NEAR-TERM PRODUCTION

SUMMARY OF COPPER KING PRE-TAX ECONOMIC RESULTS*

	Base Case
Gold price (US$/ounce)	$1,275
Copper Price (US$/lb)	$2.80
Net Cash Flow	$296.8 million
Net Present Value (5.0% Discount rate)	$178.5 million
Internal Rate of Return	33.10%
CAPEX	$113.66 million
Payback	2.5 years
17 year projected mine life	~40,700 Au oz / year; 10,700,000 Cu lbs/yr

THE TEAM

DIRECTORS

John N. Braca	Chairman
Edward M. Karr	Director
The Honorable Ryan K. Zinke	Director
Timothy M. Janke	Director
Andrew Kaplan	Director

MANAGEMENT TEAM

Edward Karr	President & CEO
David Rector	COO, Secretary
Ted Sharp	CFO
Ken Coleman	Project Geologist

TECHNICAL ADVISORY TEAM

Tom Chapin	Snr. Consulting Geologist
Jim Wright	Geophysical Advisor
Joe Laravie	Digital Mapping Specialist
Brion Theriault	Contract Geologist

WHY U.S. GOLD CORP.?

- World-class portfolio in mining friendly jurisdictions.
- Unique combination - significant blue sky exploration & potential near-term production
- Team of renowned explorers, proven company builders & serial entrepreneurs
- Tight share structure with a large audience – NASDAQ listed

U.S. Gold Corp.
Suite 102, Box 604
1910 E Idaho St, Elko, NV 89801
ir@usgoldcorp.gold
www.usgoldcorp.gold
+1 800 557 4550

Nasdaq : USAU